SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                            Form 8-K

                         CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):
                       January 30, 1997

                        IFB Holdings, Inc.
               ---------------------------------
   (Exact name of registrant as specified in its charter)

    Delaware                 0-21687                43-1760023
-----------------      -------------------    -------------------
(State or other       (Commission File No.)      (I.R.S. Employer
  jurisdiction                                Identification No.)
of incorporation)

         Registrant's telephone number, including area code:
                         (816) 646-3733



                            Not Applicable
                   ----------------------------------
    (Former name or former address, if changed since last report)

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Item 5.     Other Events.

     On January 30, 1997, Investors Federal Bank and Savings
Association, the wholly-owned subsidiary of IFB Holdings, Inc.
(the "Registrant"), completed its conversion to a national bank, which will operate under the name Investors Federal Bank, National Association.

     For further information, see the Registrant's press release included as Exhibit 99 to this report.

Item 7.     Financial Statements, Pro Forma Financial
            Information, and Exhibits

     The following Exhibits are filed as part of this report:

     Exhibit 99     Press Release of IFB Holdings, Inc.

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                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                           IFB HOLDINGS, INC.


DATE: February 5, 1997     By: /s/ Earle S. Teegarden, Jr.
                               ----------------------------------
                               Earle S. Teegarden, Jr.
                               President and Chief Executive
                                Officer


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                          EXHIBIT INDEX

The following Exhibits are filed as part of this report:

     Exhibit 99     Press Release of IFB Holdings, Inc.


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